------------------------------------------------------------------------------
 Neither party shall be bound by any agreement in whole or in part unless and until this document is executed and delivered by both parties. This document is otherwise intended for discussion purposes only.
------------------------------------------------------------------------------

                           :CAT-TM- ORCHESTRATION-TM-
                           PRINT PUBLISHING AGREEMENT
                             (SHORT-FORM AGREEMENT)

PARTIES:
---------------------------------------------------------------------------------------------------------
DCI:     DIGITAL CONVERGENCE.:COM INC.                     LICENSEE (USE FORMAL COMPANY NAME):
                                                           Forbes Inc.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
ADDRESS: 350 N. St. Paul, Ste. 200                         ADDRESS: 60 5th Avenue
Dallas, Texas 75201                                        New York, New York 10011
---------------------------------------------------------------------------------------------------------
E-MAIL ADDRESS: jhuncke@digitalconvergence.com             E-MAIL ADDRESS: tforbes@forbes.com
                                                           jberrien@forbes.com
                                                           bflatley@forbes.com
---------------------------------------------------------------------------------------------------------
PHONE NUMBER: 214 861 2850                                 PHONE NUMBER: 212 620 2200
FAX NUMBER: 214 861 2801                                   FAX NUMBER: 212 620 2232
---------------------------------------------------------------------------------------------------------
PRINCIPAL CONTACT: Don Welsh                               PRINCIPAL CONTACT: Tim Forbes,
John G. Huncke                                             Jim Berrien, Bill Flatley
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                                 PRINCIPAL TERMS

This :CAT-TM- Orchestration-TM- License Agreement (the "AGREEMENT") between DCI and Licensee (the "PARTIES") is dated as of January 13, 2000 and, upon execution by both Parties, shall bind them in accordance with the terms and conditions of these Principal Terms and the General Terms that are annexed below and made a part of this Agreement. Capitalized terms not defined in the Principal Terms are defined in the General Terms.

As used in this AGREEMENT:

(i) "TERM" means the period from September 1, 2000, through August 31, 2001

(ii) "PUBLICATION" means the print publication magazines known as FORBES, BEST OF THE WEB, ASAP and FYI (collectively, "PUBLICATIONS").

(iii) "ORCHESTRATION" means use of DCI's proprietary device to read a striated graphic image ("GRAPHIC") by passing the device (":CAT") over the image and to enable a user's personal computer programmed with DCI's proprietary player software (the ":CAT SOFTWARE") with access to the World Wide Web (a "PROGRAMMED COMPUTER") to link automatically with a designated web site or data file (the "LINKED SITE"). Such Orchestration shall relate to one of the following: (i) non-commercial creative or editorial content within a Publication (a "CONTENT ORCHESTRATION") or (ii) advertising material within a Publication respecting any service or product (an "ADVERTISING ORCHESTRATION"). The Graphic will be obtained by Licensee as needed from DCI's server in accordance with directions to be furnished by DCI to Licensee. At the time Licensee requests from DCI the Graphic, Licensee will provide to DCI the address of the web site to be linked with the Graphic in a form designated by DCI. Subject to the terms hereof, DCI shall enable Orchestrations incorporated into Publications by Licensee hereunder during the Term to link with associated Linked Sites throughout the Term and for sixty (60) days thereafter; and Licensee shall ensure that each Linked Site remains relevant, accurate, current, operational, and accessible to users (e.g., who may store the address and return there) for at least sixty (60) days following the insertion of each associated Orchestration into a Publication.

(iv) "PERMITTED NUMBER OF ORCHESTRATIONS" means the maximum number of Orchestrations to be incorporated into Publications during the Term, as follows: an unlimited number of ADVERTISING ORCHESTRATIONS per issue of each Publication; and an unlimited number of CONTENT ORCHESTRATIONS per issue of each Publication.

A. FEE. As a condition to performance of DCI's obligations under this Agreement, Licensee shall pay DCI the following "FEE": For Content Orchestrations in all Publications, a flat fee ("BLANKET FEE") regardless of the number of Content Orchestrations used during the Term of $25,000, payable January 10, 2001 and for Advertising Orchestrations, $100 per each such Orchestration incorporated in each issue of each Publication between January 1, 2001 and August 31, 2001 only; provided that there will be no charge for Advertising Orchestrations in any Publications published in the entire year 2000 of the Term.

B. MINIMUM PROMOTIONAL REQUIREMENTS BY LICENSEE. Licensee will mail to every FORBES subscriber a box containing one (1) :CAT, one (1) CD-ROM giving instruction on the use of the :CAT and incorporating the Concerto software (capable of being downloaded to a user's personal computer) and one (1) set of printed instructions on the use of the :CAT, at least one month before the printing of the September 13, 2000, issue of FORBES ("INAUGURAL ISSUE"). DCI will be responsible for all costs of manufacturing and shipping to Licensee the :CATS ,the CD-ROMs and the text (e.g. in electronic form) for the printed instructions ("INSTRUCTIONS") to consumers on how to use the :CATs and related software. Licensee will be responsible for all other costs related to manufacturing, printing (including without limitation, the Instructions) and shipping the boxes and their contents (except DC's costs as provided above) to its subscribers. In addition, after February 1, 2000, Licensee will use reasonable commercial efforts to promote the launch of the Orchestrations in the Publications ("LAUNCH") by print advertising and public relations activities, which may include purchasing advertising in and engaging in public relations with THE WALL STREET JOURNAL, THE

NEW YORK TIMES, AD AGE, and AD WEEK and other appropriate trade advertising publications. Licensee will use its best efforts to sell Advertising Orchestrations in the Publications during the Term; and DCI will provide Licensee with a Power Point presentation/demo to assist Licensee in this regard. During the first week of September 2000, Licensee will hold customary and reasonable press events on the Forbes yacht, "Highlander" and at the Forbes building in Silicon Valley for the primary purpose of promoting the Launch. On two (2) to three (3) issues immediately preceding the Inaugural Issue, Licensee will place a "bellyband" or wrapper around each of the Publications announcing exclusively the Launch; and in each such issue, Licensee will run a full page, four (4) color ad announcing the Launch. Licensee will include DCI's Concerto and :CAT technology as part the Forbes Technology tour during the Term.

C. EXCLUSIVITY. DCI will not provide :CATS to FORTUNE, BUSINESS WEEK, BARONS, WORTH, FAST COMPANY, RED HERRING, SMART BUSINESS, SMART MONEY, KIPLINGERS, or INDUSTRY STANDARD before and during the Term or to TIME, NEWSWEEK, or US NEWS before, and from the beginning of, the Term through December 31, 2000.

D. DCI'S PROVIDING :CATS. DCI will provide Licensee free of charge a number of the :CATS equal to the number of FORBES subscribers anticipated in September 2000 (currently approximately 750,000) reasonably in advance of the time necessary for Licensee to include the :CATS in the boxes it is shipping to subscribers as provided above.

         BY SIGNING BELOW, THE PARTIES HERETO AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT, INCLUDING THE PRINCIPAL TERMS AND THE GENERAL TERMS, UNTIL SUCH TIME IF ANY THAT A MORE FORMAL DOCUMENT IS EXECUTED BY BOTH PARTIES.


DIGITALCONVERGENCE.:COM INC.              FORBES INC.


By:      /s/                              By:      /s/
   -----------------------------------    ------------------------------------

Title:   Vice President Media Group       Title:   President - Forbes Magazine

Date:    February 10, 2000                Date:    February 5, 2000

                                  GENERAL TERMS

                  :CAT-TM- ORCHESTRATION-TM- LICENSE AGREEMENT

1. GRANT OF RIGHTS. DCI hereby grants to Licensee during solely the Term the non-exclusive (except as specifically provided above), non-transferable license to incorporate Orchestrations within Publications, and advertising matter therein, owned or controlled by Licensee, up to the Permitted Number of Orchestrations authorized herein, subject to all the terms and conditions of this Agreement

2. USE OF ORCHESTRATIONS: CONTENT OF LINKED SITES. Except as provided in paragraph 7 below respecting "make goods," Licensee shall not exceed the Permitted Number of Orchestrations set forth in the Principal Terms at any time. Licensee agrees that (i) for so long as each Linked Site remains accessible, it shall be accurate, relevant and current (for example, time-sensitive data like a weather report at a Linked Site shall be periodically updated so that a viewer visiting a stored address days after the transmission of the Orchestration always will find accurate and timely information);
         (ii) at least 75% of the visible area of each screen accessible at each page of each Linked Site, and all auditory material, shag relate explicitly and exclusively to the non-commercial content or advertising matter (as applicable) with which the Linked Site is associated ("RELEVANT MATERIAL"); (iii) no Linked Site shall contain X-rated or illegal content or links thereto or advertising or promotion thereof, (iv) no Linked Site shall redirect viewers automatically (directly or indirectly) to any material that is not Relevant Material by "meta-refreshing" or by any other means; (v) no Linked Site shall contain "pop ups" or employ any other means or device that directly or indirectly coerces or compels redirection or otherwise that frustrates or impedes a viewer's ability to choose his/her next destination; (vi) no Linked Site associated with any Content Orchestration shall redirect viewers automatically (directly or indirectly) to any commercial, advertising and/or sponsored material; and (vii) each Linked Site associated with any Advertising Orchestration shall relate predominantly to the advertising matter in the Publication, and not redirect viewers automatically (directly or indirectly) to any other commercial, advertising and/or sponsored material. Subject to subsections (ii) - (vii) of this paragraph, nothing in this paragraph shall be construed to forbid standard banner advertising, signage, requests for information, or Licensee-related announcements, which may be included (in the discretion of Licensee) on each page of each Linked Site.

3. REPORTS AND ACCOUNTINGS. Licensee shall furnish written reports to DCI within ten (10) days following each sixty (60) day period of the Term, setting forth the number of Content Orchestrations and Advertising Orchestrations it has incorporated into Publications during the applicable period, including, without limitation, the dates of each issue and a description of each Content Orchestration and each Advertising Orchestration in such issue. In addition to the foregoing reports, Licensee shall send to DCI copies of representative Publications showing use of the Graphic as reasonably requested by DCI. Licensee shall render to DCI accountings monthly within thirty (30) days following the dose of each month showing the amounts due under this Agreement to DCI and accompany each accounting with payment of the amount due. DCI may audit Licensee's books and records (and make copies thereof) annually on at least twenty (20) days notice during normal business hours. The obligations of Licensee in this paragraph 3 are of the essence.

4. OWNERSHIP/LIMITS OF USE OF DCI PROPERTY. Licensee shall not add to or otherwise alter or edit any Graphic or other material, electronic or physical, received from DCI. All right, title and interest in and to the Orchestrations (including, without limitation, the Graphics), :CAT Software, any other software furnished to Licensee or third parties hereunder (the "DCI SOFTWARE"), any other hardware or other materials furnished to licensee or others (including without limitation the :CAT reading devices) hereunder (the "DCI HARDWARE") DCI's service marks and trademarks, (the "DCI MARKS" which, collectively with the DCI Software and DCI Hardware, shall be referred to as the "DCI PROPERTY"), including, without limitation, all rights under copyright, patent, trademark, trade dress, trade secret and all other intellectual property rights, are and shall remain the sole property of DCI. All uses by Licensee of the DCI Marks shall inure to the benefit of DCI and shall not create any right, title or interest in such DCI Marks for Licensee. Except as provided for herein, Licensee shall make no other use whatsoever of the DCI Property. Without limiting the foregoing, Licensee shall not reverse assemble, reverse compile, reverse engineer, or disassemble, the DCI Software or DCI Hardware; or rent, lease, modify, merge, create derivative works from, incorporate within any other software, copy or transfer copies of, the DCI Property, or license or sublicense the DCI Property, in whole or in part to any third party. In all uses of the DCI Property, Licensee shall display any copyright, trademark or other notices directed by DCI, and shall conform to all criteria of use furnished by DCI.

5. PRESS RELEASES/PROMOTION/CONFIDENTIALITY. Any and all press releases or announcements referring to Orchestrations, the business relationship between DCI and Licensee or the subject matter of this Agreement, shall be subject to the prior approval in writing of DCI and DCI must obtain Licensee's written approval regarding any such announcements or press releases that refer to or mention FORBES or licensee. Without limiting the forgoing, any use by Licensee of the Orchestrations or the DCI Property not specifically authorized herein, must be approved in writing in advance by DCI. Licensee shall keep the terms of this Agreement and all DCI technology not known to the general public confidential and not disclose them to any third party without the prior consent in writing of DCI.

6. REPRESENTATIONS AND WARRANTIES/INDEMNITIES. DCI and Licensee each represent and warrant that it has the right to enter into this Agreement and grant the rights herein granted, and that the person executing this Agreement is duly authorized to do so. Licensee warrants and represents that the Orchestrations and all DCI Property will be used by Licensee solely in accordance with the terms and conditions of the Agreement, and will not be used in a way that reflects negatively on DCI or the DCI Marks or that violates any third party rights or any state, local or federal laws or other laws or regulations, including without I'unitation any FCC or FTC regulations. Licensee further warrants and represents that the DCI Property shall not be adapted, reproduced, distributed or disclosed to any third party without the prior consent in writing of DCI, except as provided herein. As between Licensee and DCI, Licensee shall be solely responsible for (i) the Linked Site(s), including, without limitation, the accuracy of all addresses thereof; and (ii) the integrity and non-infringement of content at the Linked Site(s) and any sites linked thereto and in Licensee's publications (including, without limitation, all non-commercial, editorial and advertising content). DCI shall be solely responsible for the non-infringement of the :CATs, the :CAT software or any other hardware or software provided by DCI to Licensee under this Agreement Each party shall indemnify and hold the other harmless from and against any claims, suits or proceedings brought by or on behalf of any third party unaffiliated with the indemnified party, arising out of or relating to any breach of any representation, warranty or agreement by the indemnifying party herein including, without limitation all damages, losses, civil and criminal penalties and fines, costs and expenses including reasonable outside attorneys' fees incurred as a result of any such claims, suits or proceedings. This obligation shall survive the expiration or termination of this Agreement.

7. LIMITED WARRANTIES. Notwithstanding anything to the contrary herein, the DCI Software, the DCI Hardware, all Graphics, all Orchestrations, and the services and materials being furnished by DCI hereunder are furnished by DCI under this Agreement "AS IS" without any warranties of any kind, whatsoever, provided that if DCI is unable to deliver any Orchestration to which Licensee is entitled hereunder, DCI shall authorize one substitute "make-good" Orchestration during the Term for each such undelivered Orchestration or, at DCI's election, provide a pro rata reduction of the Fee, and the foregoing shall be DCI's sole obligation and Licensee's sole and exclusive remedy for undelivered Orchestrations. In no event shall DCI be liable for damages or the Licensee entitled to a refund in such event. Except as explicitly provided above in this paragraph 7: LICENSEE ASSUMES TOTAL RESPONSIBILITY AND RISK FOR ITS USE OF THE DCI SOFTWARE AND DCI HARDWARE, AND WITH RESPECT TO THE OBTAINING AND USE OF ORCHESTRATIONS; DCI DOES NOT MAKE, AND EXPRESSLY DISCLAIMS, ANY AND ALL EXPRESS AND IMPLIED WARRANTIES OF ANY KIND WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL DCI BE LIABLE FOR (a) LOST PROFITS OR ANY INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE THE DCI

         SOFTWARE, DCI HARDWARE, GRAPHICS AND/OR ORCHESTRATIONS; OR (b) ANY CLAIM ATTRIBUTABLE TO ERRORS, OMISSIONS, OR OTHER INACCURACIES IN THE GRAPHICS, DCI SOFTWARE OR DCI HARDWARE. UNDER NO CIRCUMSTANCES SHALL LICENSEE BE ENTITLED TO SPECIFIC PERFORMANCE, INJUNCTIVE RELIEF OR OTHER EQUITABLE REMEDY ARISING OUT OF, OR RELATED TO THE SUBJECT MATTER OF, THIS AGREEMENT AND LICENSEE HEREBY WAIVES ALL RIGHTS THERETO.

8. TERMINATION/EXPIRATION. Without limiting any rights or remedies of DCI, DCI shall have the right to terminate this Agreement upon written notice to Licensee: (i) in the event Licensee breaches any of the material terms and conditions set forth herein, including, without limitation, a failure of Licensee to submit timely reports and/or payment to DCI; (ii) in the event there is a change of ownership of Licensee or if Licensee should become insolvent; or
         (iii) to avoid claims of infringement from third parties or other exposure to liability as determined in good faith by DCI in its sole discretion. Upon termination, Licensee shall within ten (10) days remit to DCI as monies due and owing, including without limitation, any unpaid balance of the Fee. Upon such termination (without limitation), and upon expiration of the Term, all rights in the DCI Property hereunder granted to Licensee shall immediately terminate and revert to DCI and, at DCI's discretion, return or destroy (and furnish an affidavit evidencing such destruction) all copies of the Software and other materials or other property in Licensee's possession furnished by DCI hereunder. DCI reserves the right to direct the public, commencing with the earlier of termination of this Agreement or the sixtieth (60th) day following expiration of the Term a notice of non-availability.

9. FORCE MAJEURE. The performance of the parties shall be suspended during any event of force majeure, as such term is commonly understood, except that (i) DCI shall have the right to terminate this Agreement in the event any event of force majeure lasts longer than ninety (90) days; and (ii) there shall be no extension of the Term hereof if such extension would conflict with any obligation or agreement of DCI or otherwise infringe the rights of any third party.

10. MISCELLANEOUS. To the extent there is any inconsistency between these General Terms and the Principal Terms, the Principal Terms shall govern. Licensee shall be responsible for any and all taxes (except for DCI's income taxes based upon payments of fees hereunder to DCI) incurred in connection with the grant of rights hereunder, including, without limitation, the exercise by Licensee of rights granted hereunder. Licensee and DCI are independent contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture or agency relationship between Licensee and DCI. Licensee has no authority to enter into agreements of any kind on behalf of DCI. Licensee may not assign this Agreement or any of its rights or delegate any of its duties hereunder, except to its affiliates, without the prior consent in writing of DCI and any purported assignment or delegation without such required consent shall be null and void. This Agreement shall be construed in accordance with the laws of the State of New York. Any and all disputes, differences or controversies arising out of, under or in connection with this Agreement, or the breach or alleged breach thereof, shall be submitted to arbitration to be held in New York, New York under the rules and regulations of the American Arbitration Association before a single arbitrator, and judgment upon the award rendered may be entered in any court having jurisdiction thereof; except any claim (including defenses thereto) which potentially concerns the validity, enforceability or infringement of intellectual property owned or controlled by DCI shall not be resolved by arbitration without the prior approval in writing of DCI, and instead shall be resolved exclusively in a court of competent jurisdiction located in New York, New York, and both parties waive any objections to jurisdiction or venue with respect thereto. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) if mailed by certified mail, postage prepaid, on the date three (3) days following the date of mailing, (ii) if delivered by overnight courier, when received by the addressee or (iii) if sent by confirmed telecommunication, one business day following receipt by the addressee at the address set forth at the beginning of this Agreement, or such other address as either party may specify in writing. The termination or expiration of this Agreement, howsoever occasioned, shah not affect any of the provisions of this Agreement that are expressly or by implication to come into or continue in force after such termination or expiration. This Agreement may be executed in one or more counterpart copies, each of which shall be considered an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be as effective as delivery of an original manually executed counterpart. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party. In the event any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the remaining provisions shall remain in full force and effect. In resolving any dispute or construing any provision hereunder, there shall be no presumptions made or inferences drawn (i) because the attorneys for one of the parties drafted the agreement; (ii) because of the drafting history of the agreement; or (iii) because of the inclusion of a provision not contained in a prior draft, or the deletion of a provision contained in a prior draft. Section headings are for convenience only and are not a part of this Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements between DCI and Licensee concerning the subject matter, and cannot be amended except by a writing signed by both parties. No party hereto has relied on any statement, representation or promise of any other party or with any other officer, agent, employee or attorney for the other party in executing this Agreement except as expressly stated herein.